UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024 (May 13, 2024)

PEARL HOLDINGS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41165	98-1593935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 11th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 457-1540

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PRLH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRLHW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PRLHU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 13, 2024, Pearl Holdings Acquisition Corp (the “Company”) received a written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that trading of the Company’s (i) Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), (ii) warrants, each exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share (the “Warrants”), and (iii) units, each consisting of one Class A Ordinary Share and one-half of one Warrant (collectively with the Class A Ordinary Shares and the Warrants, the “Securities”), would be suspended from The Nasdaq Global Market on May 22, 2024, pursuant to Nasdaq Listing Rule 5815(a)(1)(B)(ii)(C), and a Form 25 would be filed with the Securities and Exchange Commission, which would remove the Securities from listing and registration on Nasdaq.

Nasdaq’s basis for the determination is that the Company’s average Market Value of Publicly Held Shares was below $40,000,000 for at least the last 30 consecutive trading days ending April 16, 2024, and therefore no longer in compliance with the continued listing requirements under Nasdaq Listing Rule 5452 for special purpose acquisition companies that qualified for listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5406. In addition, as a separate and additional basis for delisting the Warrants, Nasdaq referred to its notice on June 14, 2023, which was previously reported by the Company on a Form 8-K, that the Company was not in compliance with Nasdaq Listing Rule 5452(b)(C), due to the Company’s failure to maintain the minimum of $1,000,000 in aggregate market value of its outstanding Warrants.

The Company currently intends to appeal the Staff’s determination by timely requesting a hearing in front of a Nasdaq Hearings Panel. Pursuant to Nasdaq Listing Rule 5452, a hearing request will not stay the suspension or delisting of the Securities, and the Company may not be successful in its appeal. The Company is currently assessing the possibility of remaining listed on either The Nasdaq Global Market and/or other Nasdaq markets by being able to satisfy other listing standards under the Nasdaq Listing Rules, as well as considering other listing alternatives, however the Company may not be successful in remaining listed (or, if delisted, in becoming relisted) on Nasdaq or any other securities exchange.

Some or all of the Company’s Securities may be quoted on an over-the-counter market following the suspension of trading on The Nasdaq Global Market. If this were to occur, and the Company is not able to remain listed (or, if delisted, to become relisted) on Nasdaq or another securities exchange the Company and its shareholders could face significant material adverse consequences, including but not limited to: a limited availability of market quotations for the Securities; reduced liquidity for the Securities; a determination that the Securities are “penny stock” which will require brokers trading in the Securities to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Securities; a limited amount of news and analyst coverage; and a decreased ability to issue additional securities or obtain additional financing in the future.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s compliance with Nasdaq listing requirements and the impact of such failure to comply, including as it relates to suspension and delisting of the Securities, requesting a hearing with Nasdaq and the outcome of any such hearing, any ability of the Company to remain listed (or, if delisted, to be relisted) on Nasdaq or any other securities exchange, and the possible trading of any of the Securities on the over-the counter market, and any further actions by the Company or Nasdaq related to the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Reports on Form 10-K and other filings the Company makes with the SEC. The Company’s SEC filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pearl Holdings Acquisition Corp

Dated: May 17, 2024	By:	/s/ Martin Lewis
	Name:	Martin Lewis
	Title:	Chief Financial Officer

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